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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 12, 2005
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                        LAZARE KAPLAN INTERNATIONAL INC.
                        --------------------------------
             (Exact Name of registrant as specified in its charter)

            Delaware                            1-7848                      13-2728690
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
(State or other jurisdiction of             (Commission                    (IRS Employer
incorporation or organization)              File Number)                Identification No.)


19 West 44th Street, New York, New York                                        10036
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       (Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code    (212) 972-9700
                                                   --------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

     On April 12, 2005, the Board of Directors (the "Board") of Lazare Kaplan
International Inc. ("LKI") adopted the William H. Moryto Supplemental Executive
Retirement Plan (the "SERP. The SERP provides Mr. Moryto, LKI's Vice President and Chief Financial Officer, with supplemental retirement benefits and life insurance coverage.

     LKI will use a permanent life insurance policy on Mr. Moryto's life to fund its obligations under the SERP. Under the SERP, LKI will pay Mr. Moryto a bonus each year equal to the income tax liability for such year attributable to the term insurance protection his family trust receives under the policy. These bonuses will continue under most circumstances until Mr. Moryto turns seventy-five.

     Upon retirement at or after age sixty-five, LKI will pay Mr. Moryto monthly retirement benefits over a 120-month period (which he has the right to extend up to an additional 120 months).

     Mr. Moryto's rights under the SERP will generally lapse if he voluntarily terminates his employment prior to his sixty-fifth birthday. However, his rights will vest under certain circumstances if there is a substantial change in LKI's ownership and his right to receive payments under the SERP will be accelerated under certain circumstances if LKI undergoes a change in control.


     In addition, the Board of LKI, on April 12, 2005, agreed to modify the supplemental executive retirement plans of Leon Tempelsman, Roman Pipko and Saul
Gonzalez, so that such plans would meet the requirements of Section 409A of the Internal Revenue Code of 1986 (added by the American Jobs Creation Act of 2004) and would provide benefits similar to those provided by the SERP that LKI has adopted for the benefit of William H. Moryto, as described above. The modifications also include corresponding increases in benefits for Messrs.
Tempelsman and Pipko under their respective plans.

Item 8.01  Other Events.

     On April 12, 2005, the Board of LKI adopted a resolution that authorized
LKI to continue to repurchase in the open market, at any time and from time to time during the fiscal year ending May 31, 2006, shares of LKI's common stock, par value $1.00 per share (the "Common Stock") with an aggregate value not to exceed $3,000,000. The Board also authorized the proper officers of LKI to determine the amounts, times and prices of any such Common Stock purchases.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LAZARE KAPLAN INTERNATIONAL INC.


Date: April 18, 2004              By: /s/ William H. Moryto
                                      -----------------------
                                      William H. Moryto
                                      Vice President and Chief Financial Officer